UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2010

CRYOPORT, INC.
 (Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On September 2, 2010, CryoPort, Inc. (the “Registrant”) entered into an agreement (the “Agreement”) with DHL Express (USA), Inc. (“DHL”) pursuant to which the Registrant will provide to DHL’s customers direct access to the Registrant’s web-based order entry and tracking portal to order the Registrant’s CryoPort Express Shipper. In addition, DHL has agreed to provide preferred shipping rates to customers using the Registrant’s CryoPort Express Shipper and portal shipping solution.

The summary of the terms of the Agreement is qualified in its entirety by the text of the Agreement. The Agreement will be filed as an exhibit with the Registrant’s Form 10-Q for the quarter ended September 30, 2010. A copy of the press release announcing the Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

99.1                      Press Release issued September 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: September 9, 2010

By:    /s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued September 8, 2010